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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

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                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

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                       MERGE TECHNOLOGIES INCORPORATED
            (Exact name of registrant as specified in its charter)


               Wisconsin                                 39-1600938
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin              53214
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         (Address of principal executive offices)                    (Zip Code)

             (414) 475-4300
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      (Issuer's telephone number)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


Title of each class to be registered:       Name of each exchange on which
                                            each class is to be registered:

    Common Stock, $0.01 par value               Nasdaq Small Cap Market
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     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.      /X/

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.      / /

     Securities Act registration statement file number to which this form relates: 333-39111


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


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                              (Title of Class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Registrant's securities and information required by
Item 202 of Regulation S-K is contained in the prospectus included in the Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form SB-2 (Registration No. 333-39111) filed with the Securities and Exchange Commission on December 19, 1997, which is hereby incorporated by reference.

ITEM 2.   EXHIBITS.

     Not Applicable.





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                                  SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                MERGE TECHNOLOGIES INCORPORATED
                                a Wisconsin corporation (Registrant)


                                By: /s/ William C. Mortimore
                                   ---------------------------------------------
                                    William C. Mortimore
                                    Title: President and Chief Executive Officer


                                By: /s/ Colleen M. Doan
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                                    Colleen M. Doan
                                    Title: Chief Financial Officer, Secretary
                                    and Treasurer


Dated: January 9, 1998




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